Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

I, Robert G. Rouse, certify that:

      1. I have reviewed this Annual Report on Form 10-K of Comtech Telecommunications Corp. ("Registrant");

      2. Based on my knowledge, this Annual Report does not contain any untrue statements of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

      3. Based on my knowledge, the financial statements, and other financial information included in this Annual Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Annual Report.


Date: October 16, 2002                   /s/ Robert G. Rouse
                                         ---------------------------------------
                                         Robert G. Rouse
                                         Senior Vice President and Chief
                                         Financial Officer

EXPLANATORY NOTE REGARDING CERTIFICATION: Representations 4, 5 and 6 consistent with the Transition Provisions of SEC Exchange Act Release No. 34-46427 have been omitted from this Certification for the Annual Report on Form 10-K since this Annual Report on Form 10-K covers a period ending before the Effective Date of such Release.

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-K of Comtech Telecommunications Corp. (the "Company") for the fiscal year ended July 31, 2002 (the "Annual Report"), I, Robert G. Rouse, Senior Vice President and Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 16, 2002                   /s/ Robert G. Rouse
                                         ---------------------------------------
                                         Robert G. Rouse
                                         Senior Vice President and Chief
                                         Financial Officer